                                                                    Exhibit 10.1

                     AMENDMENT TO THE OPERATING AGREEMENT OF
                    ST. LANDRY EXTENDED CARE HOSPITAL, L.L.C.

     This Amendment to the Operating Agreement of St. Landry Extended Care Hospital, LLC, (dated April 15, 2004 and hereinafter referred to as the "Original Operating Agreement") shall be effective as of November 9, 2005 ("Effective Date").

                                   BACKGROUND

     The Company's members desire to amend the Original Operating Agreement to reflect that as a result of its merger with LHC Group, LLC, LHC Group, Inc. is now serving as Manager of St. Landry Extended Care Hospital, LLC ("the Company").

     The Company's Members desire to amend the Original Operating Agreement's calculation of the Company and Manager's Earnings Before Interest, Taxes, Depreciation and Amortization valuation "EBITDA" as it relates to the conversion options of the members.

     Accordingly, the Company's Members hereby amend the Original Operating Agreement as of the Effective Date as follows:

1. Amendment to Section 4.1(a). Section 4.1(a) of the Original Operating Agreement is hereby amended to provide for LHC Group, Inc.'s status as manager of the Company. Hereafter section 4.1(a) shall read as follows:

4.1  MANAGERS

     (a) THE BUSINESS OF THE COMPANY SHALL BE MANAGED BY ONE OR MORE MANAGERS, WHO MAY, BUT NEED NOT, BE MEMBERS, AND WHO SHALL BE A MANDATORY OF THE COMPANY FOR ALL MATTERS IN THE ORDINARY COURSE OF BUSINESS. LHC GROUP, INC. SHALL BE THE MANAGER OF THE COMPANY, AND APPEARS HEREIN TO ACCEPT SAID APPOINTMENT. TO THE EXTENT AUTHORIZED BY THIS AGREEMENT, THE MANAGER SHALL HAVE FULL, EXCLUSIVE AND COMPLETE DISCRETION, CONTROL, POWER, AND AUTHORITY IN THE MANAGEMENT OF THE COMPANY'S AFFAIRS. THE MANAGER SHALL HAVE FULL POWER AND AUTHORITY TO UNDERTAKE ANY ACTIVITY DESCRIBED IN THIS ARTICLE AND TO EXECUTE AND DELIVER ON BEHALF OF THE COMPANY SUCH DOCUMENTS OR INSTRUMENTS WHICH THE MANAGER DEEMS APPROPRIATE IN THE CONDUCT OF THE COMPANY'S BUSINESS. NO PERSON, FIRM OR CORPORATION DEALING WITH THE COMPANY SHALL BE REQUIRED TO INQUIRE INTO THE AUTHORITY OF THE MANAGER TO TAKE ANY ACTION OR MAKE ANY DECISION

2. Amendment to Section 6.15(b). Section 6.15(b) of the Original Operating Agreement is hereby amended to provide for the calculation of the Company and Manager's EBITDA valuation based upon the previous 12 month period financial statements ending prior to the effective date of the exercise of the conversion option. Hereafter section 6.15(b) shall read as follows:

                                                   Amendment Operating Agreement
                                                                    Page 1 of 18
                                                                November 4, 2005

     (b) IN THE EVENT THAT ANY MEMBER EXERCISES THE CONVERSION OPTION, THE MEMBER SHALL HAVE THE RIGHT TO EXCHANGE THE UNITS IN THE COMPANY FOR MANAGER UNITS IN ACCORDANCE WITH THE FOLLOWING FORMULA:

               THE NUMBER OF UNITS OF MANAGER DUE EACH EXERCISING MEMBER SHALL BE THE PRODUCT OF (I) THE EXERCISING MEMBER'S MEMBERSHIP INTEREST IN THE COMPANY; (II) THE TOTAL ISSUED AND OUTSTANDING UNITS OF MANAGER AS OF THE DATE OF THE NOTICE AND (III) A FRACTION, THE NUMERATOR OF WHICH IS THE COMPANY'S EBITDA AND DENOMINATOR OF WHICH IS MANAGER'S EBITDA.

THE EXERCISING MEMBER'S MEMBERSHIP INTEREST IN THE COMPANY SHALL BE DETERMINED IN ACCORDANCE WITH SECTION 5.1(B). THE COMPANY'S AND MANAGER'S EBITDA SHALL BE DETERMINED AS THE EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION FROM THE COMPANY'S FINANCIAL STATEMENTS AND MANAGER'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE (12) MONTH PERIOD ENDING ON THE LAST DAY OF THE CALENDAR MONTH PRIOR TO THE EFFECTIVE DATE OF THE EXERCISE OF THE CONVERSION OPTION.

FOR THE PURPOSES OF ILLUSTRATION, THE FOLLOWING EXAMPLE OF HOW THE NUMBER OF UNITS TO BE CONVERTED WILL BE CALCULATED IS PROVIDED:

                 EBITDA               ISSUED           MEMBER'S    CONVERTED
               12 MONTHS          PROPORTION UNITS     HOLDINGS      UNITS

COMPANY  $ 1,285,000 = 0.0767  X     8,350,000      X    0.1%   = 640.5 UNITS
         -----------                                              -----------
MANAGER  $ 16,751,000


THE PARTIES UNDERSTAND THAT THE FOREGOING EXAMPLE IS FOR PURPOSES OF ILLUSTRATION ONLY AND IS NOT INDICATIVE OF CURRENT OR FUTURE OPERATIONS OR PERFORMANCE OF THE COMPANY.

3. Conforming Amendment to Section 6.16(b). Section 6.16(b) of the Original Operating Agreement is hereby amended to change the reference to the fiscal year end EBITDA in the illustrative example to read "12 months" in conformance with the amended formula in Section 6.15 (b). Hereafter section 6.16(b) shall read as follows:

     "(b) IN THE EVENT THAT ANY MEMBER EXERCISES THE REDEMPTION OPTION, THE
          MEMBER SHALL HAVE THE RIGHT TO SELL HIS HOLDINGS OF UNITS IN THE COMPANY TO MANAGER IN ACCORDANCE WITH THE FOLLOWING FORMULA:

              THE SALES PRICE DUE EACH EXERCISING MEMBER SHALL BE THE PRODUCT OF
          (I) THE EXERCISING MEMBER'S POTENTIAL HOLDINGS OF UNITS IN THE MANAGER CALCULATED AS IF THE CONVERSION OPTION SET FORTH IN SECTION 6.15 HAD BEEN EXERCISED; AND (II) THE AVERAGE CLOSING PRICE OF MANAGER'S UNITS OR SHARES FOR THE 30 DAYS PRECEDING THE DATE OF THE MEMBER'S EXERCISE OF THE REDEMPTION OPTION.

     FOR THE PURPOSES OF ILLUSTRATION, THE FOLLOWING EXAMPLE OF HOW THE NUMBER OF UNITS TO

                                                   Amendment Operating Agreement
                                                                    Page 2 of 18
                                                                November 4, 2005

     BE CONVERTED WILL BE CALCULATED IS PROVIDED:

               EBITDA                 ISSUED           MEMBER'S      CONVERTED
              12 MONTHS           PROPORTION UNITS     HOLDINGS       UNITS

COMPANY  $ 1,285,000 = 0.0767  X    8,350,000       X    0.1%    =  640.5 UNITS
         -----------                                                -----------
MANAGER  $ 16,751,000


CONVERSION          30 DAY AVE.        PROCEEDS
OPTION UNITS       CLOSING PRICE

  640.5       X       $28.50      =    $18,254
                                       -------

     THE PARTIES UNDERSTAND THAT THE FOREGOING EXAMPLE IS FOR PURPOSES OF ILLUSTRATION ONLY AND IS NOT INDICATIVE OF CURRENT OR FUTURE OPERATIONS OR PERFORMANCE OF THE COMPANY."

4. By executing a copy of this Amendment, each of the members consents to the entry of LHC Group, Inc. as Manager of the Company, as well as to the revision of the EBITDA valuation as it related to the conversion options of the members, and each waives any right that he/she/it may have had under the Original Operating Agreement.

                       (Signatures on the Following Pages)

                                                   Amendment Operating Agreement
                                                                    Page 3 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         MEMBERS:

                                         LOUISIANA HEALTH CARE GROUP, LLC

                                         By: LHC Group, Inc, Manager

                                         By: /s/ Keith G. Myers
                                             -----------------------------------
                                             Keith G. Myers, President

                                         MANAGER:

                                         LHC GROUP, INC

                                         By: /s/ Keith G. Myers
                                             -----------------------------------
                                             Keith G. Myers, President

                                                   Amendment Operating Agreement
                                                                    Page 4 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Louis Nix
                                         ---------------------------------------
                                         LOUIS NIX

                                                   Amendment Operating Agreement
                                                                    Page 5 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Paul E. Miller
                                         ---------------------------------------
                                         PAUL E. MILLER

                                                   Amendment Operating Agreement
                                                                    Page 6 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Joseph Bordelon
                                         ---------------------------------------
                                         JOSEPH BORDELON

                                                   Amendment Operating Agreement
                                                                    Page 7 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Michael Burnell
                                         ---------------------------------------
                                         MICHAEL BURNELL

                                                   Amendment Operating Agreement
                                                                    Page 8 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Jose Santiago
                                         ---------------------------------------
                                         JOSE SANTIAGO

                                                   Amendment Operating Agreement
                                                                    Page 9 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Ty Hargroder
                                         ---------------------------------------
                                         TY HARGRODER

                                                   Amendment Operating Agreement
                                                                   Page 10 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Calvin White
                                         ---------------------------------------
                                         CALVIN WHITE

                                                   Amendment Operating Agreement
                                                                   Page 11 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Richard Harmon
                                         ---------------------------------------
                                         RICHARD HARMON

                                                   Amendment Operating Agreement
                                                                   Page 12 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Gary Blanchard
                                         ---------------------------------------
                                         GARY BLANCHARD

                                                   Amendment Operating Agreement
                                                                   Page 13 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Brent Ardoin
                                         ---------------------------------------
                                         BRENT ARDOIN

                                                   Amendment Operating Agreement
                                                                   Page 14 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Lionel Mayer
                                         ---------------------------------------
                                         LIONEL MAYER

                                                   Amendment Operating Agreement
                                                                   Page 15 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Kevin Hargrave
                                         ---------------------------------------
                                         KEVIN HARGRAVE

                                                   Amendment Operating Agreement
                                                                   Page 16 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Kerry Thibodeaux
                                         ---------------------------------------
                                         KERRY THIBODEAUX

                                                   Amendment Operating Agreement
                                                                   Page 17 of 18
                                                                November 4, 2005

     IN WITNESS WHEREOF, in multiple originals, the undersigned have executed this Amendment effective as of the Effective Date of this Amendment.

                                         /s/ Michael Felton
                                         ---------------------------------------
                                         MICHAEL FELTON

                                                   Amendment Operating Agreement
                                                                   Page 18 of 18
                                                                November 4, 2005